EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                      CASE NUMBER
                                                 00-27939-BKC-RBR
                                                 -------------------------------
     New Commodore Cruise Lines Limited
                                                            --------------------
                                                 JUDGE      Raymond B. Ray
                                                            --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  1/1/2001      TO:  1/31/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2131                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  1/1/2001                    AND ENDING  1/31/2001
                           -----------------------                -------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                            CURRENT                  CUMULATIVE
                                                            MONTH                    PETITION TO DATE
                                                            ------------             --------------------------
1. CASH AT BEGINNING OF PERIOD                               502,034.56               502,034.56  (see attached)
                                                            ------------             --------------------------
2. RECEIPTS:
     A. Cash Sales                                                    0                        0
                                                            ------------             --------------------------
               Less Cash Refunds                                      0                        0
                                                            ------------             --------------------------
               Net Cash Sales                                         0                        0
                                                            ------------             --------------------------
     B. Collection on Postpetition A/R                                0                        0
                                                            ------------             --------------------------
     C. Collection on Prepetition A/R                         17,869.60                17,869.60
                                                            ------------             --------------------------
     D. Other Receipts (Attach List)                         387,665.27               387,665.27
                                                            ------------             --------------------------
     (If you receive rental income
     you must attach a rent roll.)
3. TOTAL RECEIPTS                                            405,534.87               405,534.87
                                                            ------------             --------------------------
4. TOTAL CASH AVAILABLE FOR
     OPERATION (Line 1+Line 3)                               907,569.43               907,569.43
                                                            ------------             --------------------------
5. DISBURSEMENTS
     A. US Trustee Quarterly Fees                                     0                        0
                                                            ------------             --------------------------
     B. Net Payroll                                           84,075.94                84,075.94
                                                            ------------             --------------------------
     C. Payroll Taxes Paid                                    33,525.96                33,525.96
                                                            ------------             --------------------------
     D. Sales and Uses Taxes                                          0                        0
                                                            ------------             --------------------------
     E. Other Taxes                                                   0                        0
                                                            ------------             --------------------------
     F. Rent                                                  30,106.02                30,106.02
                                                            ------------             --------------------------
     G. Other Leases (Attachment 3)                          143,948.51               143,948.51
                                                            ------------             --------------------------
     H. Telephone                                                343.91                   343.91
                                                            ------------             --------------------------
     I. Utilities                                                     0                        0
                                                            ------------             --------------------------
     J. Travel & Entertainment                                   551.83                   551.83
                                                            ------------             --------------------------
     K. Vehicle Expenses                                              0                        0
                                                            ------------             --------------------------
     L. Office Supplies                                          567.32                   567.32
                                                            ------------             --------------------------
     M. Advertising                                              167.00                   167.00
                                                            ------------             --------------------------
     N. Insurance (Attachment 7)                                      0                        0
                                                            ------------             --------------------------
     O. Purchases of Fixed Assets                                     0                        0
                                                            ------------             --------------------------
     P. Purchases of Inventory                                        0                        0
                                                            ------------             --------------------------
     Q. Manufacturing Supplies                                        0                        0
                                                            ------------             --------------------------
     R. Repair & Maintenance                                          0                        0
                                                            ------------             --------------------------
     S. Payments to secured Creditors                                 0                        0
                                                            ------------             --------------------------
     T. Other Operating Expenses                              20,895.41                20,895.41
                                                            ------------             --------------------------
                    (Attach List)
6. TOTAL CASH DISBURSEMENTS                                  314,181.90               314,181.90
                                                            ------------             --------------------------
7. ENDING CASH BALANCE
     (LINE 4-LINE6)                                          593,387.53               593,387.53
                                                            ------------             --------------------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th   day of February, 2001.   Jose I. Martin - Controller
     -------                      ------------------------------

New Commodore Cruise Lines - January 2001 Supplement to Monthly Financial Report

Note regarding beginning balance: The December report reflected the book balance in the operating bank account The actual amount transferred at the time of closing the account was substantially higher due to outstanding checks which were subsequently not honored. The beginnig balance was also adjusted by the petty cash fund.


RECEIPTS DETAIL
          Deposits

                2,667.22   Personal Checks from Enchanted Isle - from onboard
                           receipts of final voyage
                3,421.84   Personal Checks from Enchanted Isle - from onboard
                           receipts of final voyage
               10,953.39   Receipt of Prepetition Receivable -
                  564.96   Receipt of Prepetition Receivable - Not included in
                           prepetition A/R
                  830.28   Receipt of Prepetition Receivable - Not included in
                           prepetition A/R
                5,520.97   Receipt of Prepetition Receivable - Not included in
                           prepetition A/R
               96,882.68   Transfer from Operating Account - Cash taken off
                           ship - last voyage receipts
                  291.95   Transfer from Operating Account
                9,407.54   Transfer from Operating Account
              220,664.04   Transfer from Operating Account - CC processing from
                           last voyage
               54,330.00   Traveler Checks from Enchanted Isle- from onboard
                           receipts of final voyage
              -----------

              405,534.87   Total Deposits

              -----------
              405,534.87   Total amount characterized as receipts on Monthly
                           Financial Report
              ===========

Note: Payment received for prepetition A/R that were not included in report result from refunds and commissions earned from prepetition operations

New Commodore Cruise Line Limited        -  Disbursements Detail
ACTIVITY FROM: 01/01/01 TO: 01/31/01

Check    Date      Vendor          Vendor Name                         Purpose             Disbursement Category           Amount
000002  01/05/01  *000434    DWAYNE BLACK                              Pay Advance         B. Net Payroll                     250.00
000003  01/05/01  *40393     GLORIA MONTALVO                           Pay Advance         B. Net Payroll                     800.00
000004  01/05/01  *51297     SANDY MAHADEO                             Pay Advance         B. Net Payroll                     500.00
000005  01/05/01  *990059    GEORGIA JAMES                             Pay Advance         B. Net Payroll                     200.00
000006  01/05/01  *990350    MAE SMALL                                 Pay Advance         B. Net Payroll                     200.00
000007  01/05/01  0030025    LUCIA BENARROSH                           Pay Advance         B. Net Payroll                     200.00
000014  01/19/01  *30135     FRANK GREATREX                            Pay Advance         B. Net Payroll                     725.00
000025  01/31/01  0030187    GWEN RICH                                 COBRA               B. Net Payroll                     508.33
Various 1/5&1/18/01            Employees Paychecks                     Payroll             B. Net Payroll                  80,692.61
Wire    1/23/01                IRS                                     Taxes               C. Payroll Taxes Paid           18,937.67
Wire    1/30/01                IRS                                     Taxes               C. Payroll Taxes Paid           14,588.29
000023  01/31/01  0003095    CDR PRESIDENTIAL L.L.C.                   Rent                F. Rent                         30,106.02
000001  01/04/01  0011044    KEYCORP LEASING                           Loan Pmt            G. Other Leases                117,481.76
000010  01/09/01  0015067    PREMIUN ASSIGMENT                         Lease               G. Other Leases                 11,888.38
000012  01/12/01  0009015    IBM CORPORATION-SP4                       Maintenance         G. Other Leases                  6,178.37
000016  01/24/01  *000451    BEST OFFICE SYSTEM                        Warehouse Deposit   G. Other Leases                  8,400.00
000024  01/31/01  0019099    SEVEN SEAS COMMUNICATIONS INC             Satelite Phone ES   H. Telephone                       343.91
000021  01/31/01  *30210     CONNIE SCHRIDER                           Exp Report Parking  J. Travel & Entertainment          122.01
000022  01/31/01  *30213     PAOLO BENNASSI                            Exp Report To Ship  J. Travel & Entertainment          429.82
000013  01/18/01  *000446    J & E SUPPLY                              Office Supplies     L. Office Supplies                 140.58
000015  01/23/01  *000446    J & E SUPPLY                              Office Supplies     L. Office Supplies                 215.87
000018  01/26/01  *000446    J & E SUPPLY                              Office Supplies     L. Office Supplies                 210.87
000020  01/26/01  0002095    BENNETT & COMPANY INC.                    Press Release       M. Advertising                     167.00
000008  01/08/01  0007079    GLOBAL CARD SERVICES, INC.                CC Onboard System   T. Other Operating Expenses      2,405.00
000011  01/12/01  *000050    COMPUSERVE                                Web Service         T. Other Operating Expenses        536.01
000017  01/24/01  0009038    INDOFF                                    Office Furniture    T. Other Operating Expenses     16,188.50
                                                                       Pick-Up
000019  01/26/01  *000452    SUNSET GENERAL SERVICES                   Movers              T. Other Operating Expenses        300.00
              01/31/01        Bank of America - DIP Operating Account  Service Fees        T. Other Operating Expenses        600.55
              01/31/01        Bank of America - DIP Tax Account        Service Fees        T. Other Operating Expenses         44.93
              01/31/01        Bank of America - DIP Payroll Account    Service Fees        T. Other Operating Expenses        376.84
Petty Cash Disbursements                                                                   T. Other Operating Expenses        443.58
                                                                                                                         -----------
Total Characterized as Disbursements                                                                                     $314,181.90
                                                                                                                         ===========

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     1/1/2001               and ending   1/31/2001
                              --------------------              ----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

   Beginning of the Month Balance           $   302,479.72
   PLUS: Current Month New Billings                      -
   LESS: Collection During the Month             92,794.04
                                            --------------
   End of Month Balance                     $   209,685.68
                                            ==============

--------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total

--------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     1/1/2001               and ending   1/31/2001
                               --------                         ----------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $15,295.25


-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $         -
PLUS: New Indebtedness Incurred This Month            $ 15,295.25
LESS: Amount Paid on Prior Accounts Payable           $         -
                                                      -----------
Ending Month Balance                                  $ 15,295.25
                                                      ===========

--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

KeyCorpLeasing   Dec 04 2001    117,481.76              0                  0

                       NEW COMMODORE CRUISE LINES LIMITED
                         POST PETITION ACCOUNTS PAYABLE
                             AS OF JANUARY 31, 2001

DATE       DAYS
INCURRED   OUTSTANDING VENDOR NAME                                                  DESCRIPTION                          INVOICE AMT
------------------------------------------------------------------------------------------------------------------------------------
01/31/01             0 JULIA DE LEON                                   January Cobra insurance reimbursement                  156.63
01/27/01             4 JAY PILAR SOTO                                  Electrical contractor Install communication conduit    600.00
01/19/01            12 CONNIE SCHRIDER                                 Reimburse travel expenses                               48.50
01/31/01             0 ANAND PRASHAD                                   January Cobra insurance reimbursement                  156.63
01/31/01             0 VIVIAN GAZZOLA                                  January Cobra insurance reimbursement                  156.63
01/23/01             8 BELLSOUTH                                       954 966-1201                                           534.12
01/26/01             5 BELLSOUTH                                       Security Deposit 954 967-2100                        2,850.00
01/26/01             5 BELLSOUTH                                       Security Deposit 954 981-8150                          670.00
01/26/01             5 BELLSOUTH                                       Security Deposit 954 V03-5488                          410.00
01/02/01            29 IBM CORPORATION-SP4                             AS400 lease payment                                    824.96
01/11/01            20 INFORMATION MANAGEMENT CONSULTANTS LTD          Jan Super Hub Usage                                  1,775.00
01/02/01            29 RODOLFO SPINELLI                                Riemburse European cell phone                           88.66
01/18/01            13 RODOLFO SPINELLI                                Reimburse Federal Express charges                      102.10
01/22/01             9 RODOLFO SPINELLI                                Reimburse travel expenses                               99.00
01/25/01             6 RODOLFO SPINELLI                                Reimburse travel expenses                              124.00
01/11/01            20 SOUTHEAST COMPUTER SOLUTIONS                    Programming changes to actg system                     375.00
01/09/01            22 U. S. TRUSTEE                                   Quarter 4, 2000 minimum fee due                        250.00
01/09/01            22 U. S. TRUSTEE                                   Quarter 4, 2000 minimum fee due                        250.00
01/09/01            22 U. S. TRUSTEE                                   Quarter 4, 2000 minimum fee due                        250.00
01/09/01            22 U. S. TRUSTEE                                   Quarter 4, 2000 minimum fee due                        250.00
01/30/01             1 U.S. MARITIME CONSULTANTS                       Pymt to Ralston Moodie escrow account                5,000.00
01/31/01             0 LUCIA BENARROSH                                 January Cobra insurance reimbursement                  324.02
                                                                                                                          ----------
  1/31/01                                                                                                                 $15,295.25
                                                                                                                          ==========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning         1/1/2001          and ending  1/31/2001
                                                                ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93


METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 _____________________________
------------------------------------------------------------------------------
------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month           8,011,767.56
                                                         ----------------
                  LESS: Depreciation Expense                   130,818.13
                                                         ----------------
                   PLUS: New Purchases                                  -
                                                         ----------------
      Ending Monthly Balance                                 7,880,949.43
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                    ----------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        1/1/2001           and ending 1/31/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                                  0
                                             -----------------
          Total of Deposit Made                      98,337.52
                                             -----------------
          Total Amount of Checks Written             98,199.61
                                             -----------------
          Service Charges                               376.84
                                             -----------------
          Closing Balance                              (238.93)
                                             -----------------


Number of First Check Written this Period                           235654
                                                                 ---------
Number of Last Check Written this Period                            235714
                                                                 ---------

Total Number of Checks Written this Period                              61
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning                1/1/2001  and ending   1/31/2001
                                          --------
                                                                ----------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          -------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ----------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     -----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                   Payee       Purpose      Amount
----           ------------                   -----       -------      ------
01/11/01       ACH Debit                      ADP*        Taxes       17,507.00
1/5 & 1/18/01  235654 - 235714 see attached   employees   Paychecks   80,692.61
                                list

                                                                Total 98,199.61

                * Note: ADP debited account for Taxes Payable. ADP's policy prohibits depository taxes on behalf of bankrupt clients. The funds were returned by check and deposited into the tax account on 1/24/01

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor New Commodore Cruise Lines Limited  Case Number :00-27939-BKC-RBR

Reporting Period beginning 1/1/01                     and ending  1/31/01

NAME OF BANK: BANK OF AMERICA                        BRANCH:

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997

PURPOSE OF ACCOUNT:        Payroll Account

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc.

                 Check
       Date      Number    Payee                       Purpose                        Amount
       ----      ------    -----                       -------                        ------
      1/5/01    30235654   Batista, Louise           12/28/00  - 1/5/01 Payrol        362.30
      1/5/01    30235655   Dipple, Richard           12/28/00  - 1/5/01 Payrol      2,254.92
      1/5/01    30235656   Mayer, Fred               12/28/00  - 1/5/01 Payrol      3,726.87
      1/5/01    30235657   Pritzker, Alan            12/28/00  - 1/5/01 Payrol      3,606.73
      1/5/01    30235658   Spinelli, Rodolfo         12/28/00  - 1/5/01 Payrol      2,192.46
      1/5/01    30235659   Deleon, Julia             12/28/00  - 1/5/01 Payrol        196.47
      1/5/01    30235660   Gazzola, Vivian           12/28/00  - 1/5/01 Payrol        193.51
      1/5/01    30235661   Gilleland-Rich Gwendolyn  12/28/00  - 1/5/01 Payrol      1,353.64
      1/5/01    30235662   Gimenez, Severine         12/28/00  - 1/5/01 Payrol        640.03
      1/5/01    30235663   Lewing, Maria             12/28/00  - 1/5/01 Payrol      2,033.25
      1/5/01    30235664   Martin, Jose              12/28/00  - 1/5/01 Payrol      2,003.75
      1/5/01    30235665   Moreno, Lisette           12/28/00  - 1/5/01 Payrol        337.03
      1/5/01    30235666   Prashad, Satyanand        12/28/00  - 1/5/01 Payrol      1,229.51
      1/5/01    30235667   Shim, Robert              12/28/00  - 1/5/01 Payrol        991.07
      1/5/01    30235668   Benarrosh, Alicia         12/28/00  - 1/5/01 Payrol        476.84
      1/5/01    30235669   Black, Dwayne             12/28/00  - 1/5/01 Payrol        240.17
      1/5/01    30235670   James, Georgia            12/28/00  - 1/5/01 Payrol        430.72
      1/5/01    30235671   Mahadeo, Sandra           12/28/00  - 1/5/01 Payrol        393.26
      1/5/01    30235672   Montalvo, Gloria          12/28/00  - 1/5/01 Payrol        130.83
      1/5/01    30235673   Small, Mae                12/28/00  - 1/5/01 Payrol        269.29
      1/5/01    30235674   Stutin, Jeffery           12/28/00  - 1/5/01 Payrol      1,535.85
      1/5/01    30235675   Alex, Mary                12/28/00  - 1/5/01 Payrol        612.28
      1/5/01    30235676   Benassi, Paolo            12/28/00  - 1/5/01 Payrol      1,232.78
      1/5/01    30235677   Carcache-Jatib, Maria     12/28/00  - 1/5/01 Payrol        634.46
      1/5/01    30235678   Carcache, Maria           12/28/00  - 1/5/01 Payrol        661.97
      1/5/01    30235679   Cascio III, John          12/28/00  - 1/5/01 Payrol      1,610.02
      1/5/01    30235680   Greatrex Jr., Frank       12/28/00  - 1/5/01 Payrol        566.21
      1/5/01    30235681   McGrath, Joseph           12/28/00  - 1/5/01 Payrol      1,682.12
      1/5/01    30235682   Petitson, Eduard          12/28/00  - 1/5/01 Payrol        904.87
      1/5/01    30235683   Schrider, Connie          12/28/00  - 1/5/01 Payrol        703.61
      1/5/01    30235684   Tibodeaux, Peggy          12/28/00  - 1/5/01 Payrol        762.62
      1/5/01    30235685   Zaltko, Kosovic           12/28/00  - 1/5/01 Payrol      1,570.08
      1/19/01   30235686   Batista, Louise           1/6/01 - 1/19/01 Payroll       1,082.18
      1/19/01   30235687   Camera, Miriam            1/6/01 - 1/19/01 Payroll       1,033.48
      1/19/01   30235688   Dipple, Richard           1/6/01 - 1/19/01 Payroll       3,355.98
      1/19/01   30235689   Mayer, Fred               1/6/01 - 1/19/01 Payroll       1,246.24
      1/19/01   30235690   Pritzker, Alan            1/6/01 - 1/19/01 Payroll       5,117.53
      1/19/01   30235691   Spinelli, Rodolfo         1/6/01 - 1/19/01 Payroll       3,286.83
      1/19/01   30235692   Deleon, Julia             1/6/01 - 1/19/01 Payroll         609.60
      1/19/01   30235693   Gazzola, Vivian           1/6/01 - 1/19/01 Payroll         766.78
      1/19/01   30235694   Gilleland-Rich Gwendolyn  1/6/01 - 1/19/01 Payroll       1,889.14
      1/19/01   30235695   Gimenez, Severine         1/6/01 - 1/19/01 Payroll       1,025.04
      1/19/01   30235696   Lewing, Maria             1/6/01 - 1/19/01 Payroll       3,025.23
      1/19/01   30235697   Martin, Jose              1/6/01 - 1/19/01 Payroll       3,029.80
      1/19/01   30235698   Moreno, Lisette           1/6/01 - 1/19/01 Payroll       1,051.03
      1/19/01   30235699   Prashad, Satyanand        1/6/01 - 1/19/01 Payroll       1,675.02
      1/19/01   30235700   Shim, Robert              1/6/01 - 1/19/01 Payroll       1,392.69
      1/19/01   30235701   Benarrosh, Alicia         1/6/01 - 1/19/01 Payroll       1,316.46
      1/19/01   30235702   James, Georgia            1/6/01 - 1/19/01 Payroll         630.64
      1/19/01   30235703   Mahadeo, Sandra           1/6/01 - 1/19/01 Payroll         658.24
      1/19/01   30235704   Alex, Mary                1/6/01 - 1/19/01 Payroll         953.78
      1/19/01   30235705   Benassi, Paolo            1/6/01 - 1/19/01 Payroll       1,723.66
      1/19/01   30235706   Carcache-Jatib, Maria     1/6/01 - 1/19/01 Payroll         901.13
      1/19/01   30235707   Carcache, Maria           1/6/01 - 1/19/01 Payroll         929.71
      1/19/01   30235708   Cascio III, John          1/6/01 - 1/19/01 Payroll       2,459.49
      1/19/01   30235709   Greatrex Jr., Frank       1/6/01 - 1/19/01 Payroll         257.43
      1/19/01   30235710   McGrath, Joseph           1/6/01 - 1/19/01 Payroll         800.68
      1/19/01   30235711   Petitson, Eduard          1/6/01 - 1/19/01 Payroll       1,118.05
      1/19/01   30235712   Schrider, Connie          1/6/01 - 1/19/01 Payroll         989.22
      1/19/01   30235713   Tibodeaux, Peggy          1/6/01 - 1/19/01 Payroll         696.85
      1/19/01   30235714   Zaltko, Kosovic           1/6/01 - 1/19/01 Payroll       2,131.18

                                                                  Total            80,692.61

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------
                Limited                                      -------------------
                -------
Reporting Period beginning        1/1/2001       and ending  01/31/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            __________________

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           -----------------------------------------------------
PURPOSE OF ACCOUNT:        Tax Account
                           -----------------------------------------------------

    Beginning Balance                                           0
                                            ---------------------
    Total of Deposit Made                               36,444.67
                                            ---------------------
    Total Amount of Checks Written                      33,525.96
                                            ---------------------
    Service Charges                                         44.93
                                            ---------------------
    Closing Balance                                      2,873.78
                                            ---------------------

Number of First Check Written this Period                          wires
                                                                   ----------
Number of Last Check Written this Period                           __________

Total Number of Checks Written this Period                                  2
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negatiable     Face Value           Purchase Price      Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        1/1/2001      and ending    1/31/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:      ___________________
              ----------------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date     Check Number              Payee             Purpose        Amount
   ----     ------------              -----             -------        ------
 23-Jan-01  Fed Ref: 000924  Internal Revenue Services  Federal Taxes  18,937.67
 30-Jan-01  Fed Ref: 003494  Internal Revenue Services  Federal Taxes  14,588.29

                                                                       33,525.96

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   -------------------
                Limited
                -------
Reporting Period beginning        1/1/2001        and ending   1/31/2001
                          ----------------                   -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              ________________________

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          ------------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          ------------------------------------------------------

     Beginning Balance                             500,258.97
                                                 --------------
     Total of Deposit Made                         405,561.87
                                                 --------------
     Total Amount of Checks Written                315,772.62  Incl wires
                                                 --------------
     Service Charges                                   600.55
                                                 --------------
     Closing Balance                               589,447.67

Number of First Check Written this Period                                  1
                                                                  ----------
Number of Last Check Written this Period                                  25
                                                                  ----------

Total Number of Checks Written this Period                                25
                                                                  ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning        1/1/2001     and ending  1/31/2001
                           ---------------                ----------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                ______________________

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           -----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose       Amount
-----       ------------           -----                -------       ------

                           Check Register See Attached                198,497.43
10-Jan-01       Wire        NCCL DIP Payroll Account    Fun Payroll    53,125.28
18-Jan-01       Wire        NCCL DIP Payroll Account    Fun Payroll    45,212.24
19-Jan-01       Wire         NCCL DIP Tax Accounts      Payroll Taxes  18,937.67

                                                                      315,772.62

Bank of America
New Commodore Cruise Line Limited
Debtor-In-Possession 00-27939
Operating Account  Check Register


ACTIVITY FROM: 01/01/01 TO: 01/31/01

Check    Date   Vendor      Vendor Name                               Purpose                           Amount
000001 01/04/01 0011044    KEYCORP LEASING                            Loan Pmt                        117,481.76
000002 01/05/01 *000434    DWAYNE BLACK                               Pay Advance                         250.00
000003 01/05/01 *40393     GLORIA MONTALVO                            Pay Advance                         800.00
000004 01/05/01 *51297     SANDY MAHADEO                              Pay Advance                         500.00
000005 01/05/01 *990059    GEORGIA JAMES                              Pay Advance                         200.00
000006 01/05/01 *990350    MAE SMALL                                  Pay Advance                         200.00
000007 01/05/01 0030025    LUCIA BENARROSH                            Pay Advance                         200.00
000008 01/08/01 0007079    GLOBAL CARD SERVICES, INC.                 CC Onboard System                 2,405.00
000009 01/09/01***VOID***                                                                                    -
000010 01/09/01 0015067    PREMIUN ASSIGMENT                          Lease                            11,888.38
000011 01/12/01 *000050    COMPUSERVE                                 Web Service                         536.01
000012 01/12/01 0009015    IBM CORPORATION-SP4                        Maintenance                       6,178.37
000013 01/18/01 *000446    J & E SUPPLY                               Office Supplies                     140.58
000014 01/19/01 *30135     FRANK GREATREX                             Pay Advance                         725.00
000015 01/23/01 *000446    J & E SUPPLY                               Office Supplies                     215.87
000016 01/24/01 *000451    BEST OFFICE SYSTEM                         Warehouse Deposit                 8,400.00
000017 01/24/01 0009038    INDOFF                                     Office Furniture Pick-Up         16,188.50
000018 01/26/01 *000446    J & E SUPPLY                               Office Supplies                     210.87
000019 01/26/01 *000452    SUNSET GENERAL SERVICES                    Movers                              300.00
000020 01/26/01 0002095    BENNETT & COMPANY INC.                     Press Release                       167.00
000021 01/31/01 *30210     CONNIE SCHRIDER                            Exp Report Parking                  122.01
000022 01/31/01 *30213     PAOLO BENNASSI                             Exp Report To Ship                  429.82
000023 01/31/01 0003095    CDR PRESIDENTIAL L.L.C.                    Rent                             30,106.02
000024 01/31/01 0019099    SEVEN SEAS COMMUNICATIONS INC              Satelite Phone ES                   343.91
000025 01/31/01 0030187    GWEN RICH                                  COBRA                               508.33

                                                                                                      198,497.43
                                                                                                ----------------

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 ---------------------
                Limited
                -------
Reporting Period beginning        1/1/2001      and ending  1/31/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:   N/A                            BRANCH: _________________________
                ---------------------------
ACCOUNT NAME:   N/A
                ----------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office ExpenseOutlays
                           -----------------------------------------------------

          Beginning Balance (at Dec 28, 2000)      1,748.59
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                     443.58
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                          1,305.01
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


--------------------------------------------------------------------------------
Pro-Tech Locks             Locksmith                       $    152.11
Pro-Tech Locks             Locksmith                       $     93.70
Office Depot               Office Supplies                 $     79.45
Office Depot               Office Supplies                 $     18.83
Walgreens                  Office Supplies                 $      8.11
Kinko's                    Office Supplies                 $     69.96
M. Camera                  Coffee Supplies                 $      4.17
Jimmy's                    Office Lunch                    $     17.25
                                                           -----------
Total Disbursements                                        $    443.58
                                                           ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning       1/1/2001      and ending   1/31/2001
                          ---------------                ----------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------


Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

     23-Jan                  FICA & Fed Witholding Taxes     18,937.67
     30-Jan                  FICA & Fed Witholding Taxes     14,588.29

                                                             33,525.96





--------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed         31-Jan-01          Period
                                         --------------------------
4th Quarter 2000
-------------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           ---                  -----------                 ------

IRS                 April 30 2001  Federal Unemployment Tax            816.18
State of Florida    April 30 2001  Florida State Unemployment Tax    5,044.14
State of Louisiana  April 30 2001  Louisiana State Income Tax          246.81

                                                                     6,107.13

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
Reporting Period beginning          1/1/01    and ending           01/31/01

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    7,431.21
Alan Pritzker                 Chief Financial Officer        $   11,576.94
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    7,653.83
Richard Dipple                Sr. Vice Pres. - Hotel Ops     $    7,653.83

--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                  Full Time      Part Time
Number of employees at beginning of period               28              0
Number hired during the period                            5
Number terminated or resigned during period               9
Number of employees on payroll at end of period          24              0

--------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                   Agent &                                                          Date
                   Phone                               Coverage        Expiration   Premium
    Carrier        Number             Policy No        Type            Date         Due
    -------        -------            ---------        --------        ----------   -------
Federal Insurane   London & Norfolk   7969-50-26 EZG   Commercial      07/17/01     07/17/01
Co.                (757) 623-0003                      Umbrella

Federal Insurane   London & Norfolk   7325-85-88 EZG   Business Auto   07/17/01     07/17/01
Co.

Federal Insurane   London & Norfolk   3539-58-50 EZG   Property Loss   07/17/01     07/17/01
Co.                                                    and Liability

Federal Insurane   London & Norfolk   7164-99-43       Workers Comp    07/17/01     07/17/01
Co.                                                    and Liability

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------




















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
____________________